--------------------------------------------------------------------------------
                                                                   EXHIBIT 10.28


                    RECEIVABLES PURCHASE AND SALE AGREEMENT


                         Dated as of October 25, 2000



                                     among



            MOHAWK CARPET CORPORATION, MOHAWK COMMERCIAL, INC. AND
                        DURKAN PATTERNED CARPETS, INC.,
                                as Originators,



                                      and



                            MOHAWK FACTORING, INC.,
                                 as the Buyer




--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                               PAGE
                                                                                                                               ----
ARTICLE I AMOUNTS AND TERMS OF THE PURCHASE..................................................................................    2

Section 1.1         Purchase of Receivables..................................................................................    2
                    -----------------------

Section 1.2         Payment for the Purchases................................................................................    3
                    -------------------------

Section 1.3         Purchase Price Credit Adjustments........................................................................    3
                    ---------------------------------

Section 1.4         Payments and Computations, Etc...........................................................................    4
                    ------------------------------

Section 1.5         Transfer of Collection Records; License of Software; Access to Contracts.................................    4
                    ------------------------------------------------------------------------

Section 1.6         Characterization.........................................................................................    5
                    ----------------

ARTICLE II REPRESENTATIONS AND WARRANTIES....................................................................................    5

Section 2.1 Representations and Warranties of Originators....................................................................    5
            ---------------------------------------------
     (a)       Existence and Power...........................................................................................    5
               -------------------
     (b)       Power and Authority; Due Authorization, Execution and Delivery................................................    6
               --------------------------------------------------------------
     (c)       No Conflict...................................................................................................    6
               -----------
     (d)       Governmental Authorization....................................................................................    6
               --------------------------
     (e)       Actions, Suits................................................................................................    6
               --------------
     (f)       Binding Effect................................................................................................    6
               --------------
     (g)       Accuracy of Information.......................................................................................    6
               -----------------------
     (h)       Use of Proceeds...............................................................................................    7
               ---------------
     (i)       Good Title....................................................................................................    7
               ----------
     (j)       Perfection....................................................................................................    7
               ----------
     (k)       Places of Business and Locations of Collection Records........................................................    7
               ------------------------------------------------------
     (1)       Collections...................................................................................................    7
               -----------
     (m)       Material Adverse Effect.......................................................................................    7
               -----------------------
     (n)       Names.........................................................................................................    7
               -----
     (o)       Not a Holding Company or an Investment Company................................................................    7
               ----------------------------------------------
     (p)       Compliance with Law...........................................................................................    8
               -------------------
     (q)       Compliance with Credit and Collection Policy..................................................................    8
               --------------------------------------------
     (r)       Payments to such Originator...................................................................................    8
               ---------------------------
     (s)       Enforceability of Receivables.................................................................................    8
               -----------------------------
     (t)       Eligible Receivables..........................................................................................    8
               --------------------
     (u)       Accounting....................................................................................................    8
               ----------


ARTICLE III CONDITIONS OF PURCHASE...........................................................................................    8

Section 3.1         Conditions Precedent to Purchase.........................................................................    8
                    --------------------------------

Section 3.2         Conditions Precedent to Subsequent Payments..............................................................    8
                    -------------------------------------------

ARTICLE IV COVENANTS........................................................................................................    9

Section 4.1            Affirmative Covenants of Originators.................................................................    9
                       ------------------------------------
     (a)       Financial Reporting..........................................................................................    9
               -------------------
          (i)       Annual Reporting........................................................................................    9
                    ----------------
          (ii)      Quarterly Reporting.....................................................................................    9
                    -------------------
          (iii)     Compliance Certificate..................................................................................   10
                    ----------------------
          (iv)      Shareholders' Statements and Reports....................................................................   10
                    ------------------------------------
          (v)       SEC Filings.............................................................................................   10
                    -----------
          (vi)      Change in Credit and Collection Policy..................................................................   10
                    --------------------------------------
          (vii)     Other Information.......................................................................................   10
                    -----------------
     (b)       Notices......................................................................................................   10
               -------
          (i)       Termination Events or Unmatured Termination Events......................................................   10
                    --------------------------------------------------
          (ii)      Material Adverse Effect.................................................................................   10
                    -----------------------
          (iii)     ERISA Events............................................................................................   10
                    ------------
     (c)       Compliance with Laws and Preservation of Existence...........................................................   11
               --------------------------------------------------
     (d)       Audits.......................................................................................................   11
               ------
     (e)       Keeping and Marking of Records and Books.....................................................................   11
               ----------------------------------------
     (f)       Compliance with Contracts and Credit and Collection Policy...................................................   12
               ----------------------------------------------------------
     (g)       Ownership....................................................................................................   12
               ---------
     (h)       Lenders' Reliance............................................................................................   12
               -----------------
     (i)       Taxes........................................................................................................   12
               -----

Section 4.2            Negative Covenants of Originators....................................................................   12
                       ---------------------------------
     (a)       Name Change, Offices and Collection Records..................................................................   12
               -------------------------------------------
     (b)       Change in Payment Instructions to Obligors...................................................................   13
               ------------------------------------------
     (c)       Modifications to Credit and Collection Policy................................................................   13
               ---------------------------------------------
     (d)       Sales, Liens.................................................................................................   13
               ------------
     (e)       Accounting for Purchases.....................................................................................   13
               ------------------------

ARTICLE V TERMINATION EVENTS................................................................................................   13

Section 5.1            Termination Events...................................................................................   13
                       ------------------

Section 5.2            Remedies.............................................................................................   14
                       --------

ARTICLE VI INDEMNIFICATION..................................................................................................   15

Section 6.1            Indemnities by Originators...........................................................................   15
                       --------------------------

Section 6.2            Other Costs and Expenses.............................................................................   17
                       ------------------------

ARTICLE VII MISCELLANEOUS...................................................................................................   17

Section 7.1            Waivers and Amendments...............................................................................   17
                       ----------------------

Section 7.2            Notices..............................................................................................   18
                       -------

Section 7.3            Protection of Ownership Interests of the Buyer.......................................................   18
                       ----------------------------------------------

Section 7.4            Confidentiality......................................................................................   19
                       ---------------

section 7.5          Bankruptcy Petition......................................................................................   20
                     -------------------

Section 7.6          CHOICE OF LAW............................................................................................   20
                     -------------

Section 7.7          CONSENT TO JURISDICTION..................................................................................   20
                     -----------------------

Section 7.8          WAIVER OF JURY TRIAL.....................................................................................   20
                     --------------------

Section 7.9          Integration; Binding Effect; Survival of Terms...........................................................   21
                     ----------------------------------------------

Section 7.10         Counterparts; Severability; Section References...........................................................   21
                     ----------------------------------------------

                            Exhibits and Schedules
                            ----------------------

Exhibit I      Definitions

Exhibit II Principal Place of Business; Location(s) of Collection Records; Federal Employer Identification Number; Other Names

Exhibit III    Lock-Boxes and Collection Accounts

Exhibit IV     Form of Compliance Certificate

Exhibit V      Copy of Credit and Collection Policy

Exhibit VI     Form of Purchase Report

Schedule A     List of Documents to Be Delivered to the Buyer Prior to the
               Purchases

                    RECEIVABLES PURCHASE AND SALE AGREEMENT

          THIS RECEIVABLES PURCHASE AND SALE AGREEMENT, dated as of October 25, 2000, is by and among Mohawk Carpet Corporation, a Delaware corporation ("Mohawk Carpet"), Mohawk Commercial, Inc., a Delaware corporation ("Mohawk Commercial"), Durkan Patterned Carpets, Inc., a Georgia corporation ("Durkan;" each of Mohawk Carpet, Mohawk Commercial and Durkan being hereinafter referred to as an "Originator" and collectively, as the "Originators"), and Mohawk Factoring, Inc., a Delaware corporation ("Buyer"), and replaces and supersedes the following agreements (each, an "Existing Agreement") in their entirety:

          (i) that certain Receivables Purchase and Sale Agreement dated December 31, 1997 by and between the Buyer and Mohawk Carpet;

          (ii) that certain Receivables Purchase and Sale Agreement dated May 13, 1999 by and between the Buyer and Durkan;

          (iii) that certain Receivables Purchase and Sale Agreement dated December 31, 1997 by and between the Buyer and Mohawk Commercial.

Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto.
                                            ---------

                            PRELIMINARY STATEMENTS

          Each of the Originators has from time to time sold Receivables to the Buyer pursuant to the Existing Agreement to which such Originator is a party and wishes to terminate and replace such Existing Agreement in its entirety with this Agreement.

          Each of the Originators and the Buyer intended that the past transfers of Receivables under the Existing Agreements, and that all transfers of Receivables hereunder, be true sales to the Buyer by such Originator of the Receivables originated by it, providing the Buyer with the full benefits of ownership of such Receivables, and none of the Originators nor the Buyer intends these transactions to be, or for any purpose to be characterized as loans from the Buyer to such Originator.

          Each of the Originators acknowledges that from and after October 26, 2000, the Buyer intends to finance purchases of Receivables from the Originators, in part, from the proceeds of loans made pursuant to a Credit and Security Agreement of even date herewith (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Credit and Security Agreement") among the Buyer, as the borrower, Mohawk Servicing, Inc., a Delaware corporation, as the initial Servicer, Blue Ride Asset Funding Corporation ("Blue Ridge") and certain other lenders from time to time party thereto, and Wachovia Bank, N.A., as agent for Blue Ridge and the other Lenders (in such capacity, together with its successors, the "Agent").

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                       AMOUNTS AND TERMS OF THE PURCHASE

     Section 1.1  Purchase of Receivables.
                  -----------------------

          (a) Effective on October 26, 2000, in consideration for the Purchase Price paid to each Originator and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to the Buyer, without recourse (except to the extent expressly provided herein), and the Buyer does hereby purchase from such Originator, all of such Originator's right, title and interest in and to all Receivables originated by such Originator and existing as of the close of business on the Initial Cutoff Date and all Receivables thereafter originated by such Originator through and including the Termination Date, together, in each case, with all Related Security relating thereto. In accordance with the preceding sentence, on October 26, 2000 the Buyer shall acquire all of each Originator's right, title and interest in and to all Receivables existing as of the Initial Cutoff Date and thereafter arising through and including the Termination Date, together with all of such Originator's rights in and to all Related Security relating thereto. The Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder from each Originator in accordance with Section 1.2. From and after the Termination Date, the Buyer
                -----------
shall not be obligated to purchase Receivables from any Originator.

          (b) On each Monthly Reporting Date, each Originator shall (or shall require the Servicer to) deliver to the Buyer a report in substantially the form of Exhibit VI hereto (each such report being herein called a "Purchase Report") with respect to the Receivables sold by such Originator to the Buyer during the fiscal month then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, the Buyer may request that the applicable Originator deliver, and such Originator shall deliver, such approvals, opinions, information or documents as the Buyer may reasonably request.

          (c) It is the intention of the parties hereto that each Purchase of Receivables from an Originator made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides the Buyer with the full benefits of ownership of the Receivables originated by such Originator. Except for the Purchase Price Credits owed to such Originator pursuant to Section 1.3, the sale
                                                           -----------
of Receivables hereunder by each Originator is made without recourse to such Originator; provided, however, that (i) such Originator shall be liable to the Buyer for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of such Originator or any Person arising in connection with the Receivables, the related Contracts and /or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that each Purchase of Receivables ma hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1 (e)(ii), mark its master data processing records relating to
     -------------------
the Receivables originated by it with a legend properly evidencing that the Buyer has purchased such Receivables as provided ii this Agreement and to note in its financial statements that its Receivables have been sold to the Buyer. Upon the request of the Buyer or the Agent (as the Buyer's assignee), each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate perfect and maintain the perfection of the Buyer's ownership interest in the Receivables originated by such Originator and the Related Security with respect thereto, or as the Buyer may reasonably request.

     Section 1.2  Payment for the Purchases.
                  -------------------------

          (a) The Purchase Price for the Purchase from each Originator of its Receivables in existence as of the close of business on the Initial Cutoff Date and not previously (assigned or transferred to the Buyer, if any, shall be payable in full by the Buyer to such Originator on October 26, 2000 in immediately available funds.

          (b) The Purchase Price for each Receivable coming into existence after the Cutoff Date shall be due and owing in full by the Buyer to the applicable Originator or its designee immediately available funds on the date each such Receivable came into existence except that Buyer may, with respect to any such Purchase Price:

          (i) offset against such Purchase Price any amounts owed by such Originator to the Buyer hereunder and which unpaid); and/or

          (ii) elect to defer payment of all or any portion of the Purchase Price for Receivables originated by such Originator during the same Calculation Period (based on the information contained in the Purchase Report delivered by such Originator for the Calculation Period then most recently ended) until the next succeeding Settlement Date.

     Section 1.3  Purchase Price Credit Adjustments. If on any day:
                  ---------------------------------

          (a) the Outstanding Balance of a Receivable purchased from any Originator is:

                  (i) reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by such

          Originator (other than as a result of such Receivable becoming a Charged-Off Receivables or to reflect cash Collections on account of such Receivable),

                  (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

          (b)     any of the representations and warranties set forth in Section
                                                                         -------
     2.1(i), (l), (p), (q), (r),(s) or (t) hereof is not true when made or
     ------------------------------    ---
     deemed made with respect to any Receivable,

then, in such event, the Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable to the applicable Originator hereunder equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables originated by the applicable Originator on any day, such Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately.

     Section 1.4  Payments and Computations. Etc. All amounts to be paid or
                  -------------------------------
deposit the Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed.

     Section 1.5  Transfer of Collection Records; License of Software; Access
                  -----------------------------------------------------------
to Contracts. In connection with, and in consideration of, the Purchase from
------------
each Originator of Receivables originated by it, each Originator will deliver to the Buyer or to the Servicer, on behalf of the Buyer, originals or copies (in written, photostatic, electronic or other mutually acceptable form) of such Originator's Collection Records relating to all Receivables sold by it hereunder. Each Originator shall permit the Servicer and the Buyer during such Originator's normal business hours and without undue disruption to the Originator's operations, at the expense of the Buyer or the Servicer, as applicable (but in no event at the expense of the Agent), to inspect and copy all such collection Records and other books and records regarding the Receivables and the Contracts solely for purposes of administering and collecting the Receivables hereunder and under the Collection Services Agreement. In order to facilitate such administration, collection and servicing of such Receivables, each Originator hereby grants to each of the Buyer, Servicer, and, for so long as the Credit and Security Agreement remains in effect, the Agent, an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Originator hereby agrees that upon the request of the Servicer or the Buyer, such Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the later to occur of (i) the indefeasible payment in full of the Aggregate Unpaids under the Credit and Security Agreement, and (ii) the date on which this Agreement terminates in accordance with its terms.

     Section 1.6  Characterization. If, notwithstanding the intention of the
                  ----------------
parties expressed in Section 1.1(c), any sale by an Originator to the Buyer of
                     --------------
Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables by each Originator hereunder shall constitute a true sale thereof, such Originator hereby grants to the Buyer a duly perfected security interest in all of such Originator's right, title and interest in and to all Receivables of such Originator which exist on the Initial Cutoff Date or arise thereafter through and including the Termination Date, together with all Related Security with respect thereto, all other rights and payments relating to such Receivables and all proceeds of the foregoing, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Originator together with any Purchase Interest applicable thereto and all other obligations of such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Upon the occurrence of a Termination Event, the Buyer shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor upon default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     Section 2.1  Representations and Warranties of Originators. Each Originator
                  --------------------------------------------
hereby represents and warrants to the Buyer on the date of the Purchase from such Originator hereunder and, except for representations and warranties that are limited to a certain date, on each date that any Receivable is originated by such Originator on or after the date of such Purchase through and including the Termination Date, that:

             (a)  Existence and Power. Such Originator is a corporation, duly
                  -------------------
organized,validly existing and in good standing under the laws of the state set forth after its name in the preamble to this Agreement, and is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold is not reasonably likely to have a Material Adverse Effect.

          (b)  Power and Authority; Due Authorization, Execution and Delivery.
               --------------------------------------------------------------
The execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and such Originator's use of the proceeds of the Purchase made from it hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

          (c)  No Conflict. The execution and delivery by such Originator of
               -----------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree applicable to it, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation is not reasonably likely to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d)  Governmental Authorization. Other than the filing of the
               --------------------------
financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e)  Actions, Suits. There are no actions, suits or proceedings
               --------------
pending, or to the best of such Originator's knowledge, threatened, before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect, except as previously disclosed or for which reserves in reasonable amounts have been established. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Binding Effect. This Agreement and each other Transaction
               --------------
Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g)  Accuracy of Information. All written information heretofore
               -----------------------
furnished by such Originator or any of its Affiliates to the Buyer for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to the Buyer, as of the date thereof, does not and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein, in light the circumstances under which they were made, not misleading.

          (h)  Use of Proceeds. No payment made to any Originator hereunder will
               ---------------
be used for a purpose that violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (i)  Good Title. Each Receivable which is sold to the Buyer hereunder
               ----------
shall be owned by the respective Originator, free and clear of any Adverse Claim, except as provided herein or except as may be granted by the Buyer. Whenever the Buyer makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid ownership interest (free and clear of any Adverse Claim) in the respective Originator's entire right, title and interest in and to each Receivable and the Related Security with respect thereto. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC of all appropriate jurisdictions to perfect the Buyer's ownership interest in such Receivables and the Related Security to the extent such interest can be perfected by filing a financing statement under the UCC.

          (j)  [Reserved].
               ---------

          (k)  Places of Business and Locations of Collection Records. The
               ------------------------------------------------------
principal places of business and chief executive office of such Originator and the offices where it keeps its Collection Records are located at the address(es) listed on Exhibit II or such other locations of which the Buyer has been
          ----------
notified in accordance with Section 4.2(a) in jurisdictions where all action
                            -------------
required by Section 4.2(a) has been taken and completed. Such Originator's
            -------------
Federal Employer Identification Number is correctly set forth on Exhibit II.
                                                                 ----------

          (l)  Collections. Such Originator has directed all Obligors on the
               -----------
Receivables originated by it existing on or after the Initial Cutoff Date to make payments thereon directly to a Collection Account or Lock-Box of the Buyer which is listed on Exhibit III hereto as the same may be amended from time to
                   -----------
time by the Buyer upon not less than 30 days' prior written notice to the Originators.

          (m)  Material Adverse Effect. Since June 30, 2000, no event has
               -----------------------
occurred that would have a Material Adverse Effect.

          (n)  Names. In the 5 years ending on the date of this Agreement, such
               -----
Originator has not used any corporate name in which a financing statement naming such Originator (or any entity which has merged with and into such Originator) as a debtor may be properly recorded and effective to grant a security interest under the UCC as in effect in any applicable jurisdiction other than (i) the name in which it has executed this Agreement, and (ii) as listed on Exhibit II.
                                                                    ----------

          (o)  Not a Holding Company or an Investment Company. Such Originator
               ----------------------------------------------
is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

          (p)  Compliance with Law. Each Receivable reflected in any Purchase
               -------------------
Report as an Eligible Receivable, together with the Invoice related thereto, does not violate any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), except where such violation is not reasonably likely to have a Material Adverse Effect.

          (q)  Compliance with Credit and Collection Policy. Such Originator has
               --------------------------------------------
complied in all material respects with the Credit and Collection Policy with regard to each Receivable originated by it and the related Contract, and has not made any change since the Initial Cut-Off Date to such Credit and Collection Policy, except such material change as to which the Buyer has been notified and has consented, as required, in accordance with Section 4.1 (a)(vi).
                                               -------------------

          (r)  Payments to such Originator. With respect to each Receivable
               ---------------------------
originated by such Originator and sold to the Buyer hereunder, the Purchase Price (and, if applicable, Purchase Interest) received by such Originator constitutes fair and reasonably equivalent value in consideration therefor.

          (s)  Enforceability of Receivables. Each Receivable sold by such
               -----------------------------
Originator to the Buyer hereunder is a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and accrued Finance Charges (if any) thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (t)  Eligible Receivables. Each Receivable reflected in any Purchase
               --------------------
Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by the Buyer hereunder.

          (u)  Accounting. The manner in which such Originator accounts for the
               ----------
transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.


                                  ARTICLE III
                            CONDITIONS OF PURCHASE

     Section 3.1    Conditions Precedent to Purchase. The Purchase from each
                    --------------------------------
Originator under this Agreement is subject to the conditions precedent that the Buyer shall have received on or before the date thereof the documents listed on Schedule A.
----------

     Section 3.2    Conditions Precedent to Subsequent Payments. the Buyer's
                    -------------------------------------------
obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred under the Credit and Security Agreement; (b) the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) shall have received such other approvals, opinions or documents as it may reasonably request; and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

               (i)  the representations and warranties set forth in Article II
                                                                    ----------
          are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

               (ii) no event has occurred and is continuing that will constitute a Termination Event.

Notwithstanding the foregoing conditions precedent, and subject to the applicable Originator's receipt of payment of the Purchase Price for any Receivable, all of such Originator's right, title and interest in and under such Receivable and the Related Security with respect thereto shall vest in the Buyer, whether or not the conditions precedent to the Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of such Originator to satisfy any of the foregoing conditions precedent may, however, give rise to a claim for indemnity under Article VI of this Agreement.
                          ----------

                                  ARTICLE IV
                                   COVENANTS

     Section 4.1    Affirmative Covenants of Originators. Until the date on
                    ------------------------------------
which this Agreement terminates in accordance with its terms, each Originator hereby covenants as set forth below:

          (a)  Financial Reporting. Such Originator will maintain, for itself
               -------------------
and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee):

               (i)  Annual Reporting. Promptly upon the filing thereof, and
                    ----------------
within 90 days after the close of each of Parent's fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of earnings and stockholders' equity and cash flows) for Parent and its consolidated Subsidiaries (which include such Originator) for such fiscal year, accompanied by an opinion of independent public accountants of recognized national standing.

               (ii) Quarterly Reporting. Promptly upon the filing thereof, and
                    -------------------
within 45 days after the close of the first three (3) quarterly periods of each of Parent's fiscal years, consolidated balance sheets of Parent and its consolidated Subsidiaries (including such Originator) as at the close of each such period and consolidated statements of earnings and stockholders' equity and cash flows for Parent and its consolidated Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Financial Officer of Parent.

               (iii) Compliance Certificate. Together with the financial
                     ----------------------
statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by an Authorized Officer of Parent and dated the date
        ----------
of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv)  Shareholders' Statements and Reports. Promptly upon the
                     ------------------------------------
furnishing thereof generally to the shareholders of Parent, copies of all financial statements, reports and proxy statements so furnished.

               (v)   S.E.C. Filings. Promptly upon the filing thereof, copies of
                     --------------
all registration statements (other than registration statements on Forms S-8 or S-3 covering benefit or compensation plans, stock purchase or dividend repurchase plans, or for purposes of resales of securities by holders) and annual, quarterly or other periodic reports which Parent or any of its Subsidiaries files with the Securities and Exchange Commission.

               (vi)  Change in Credit and Collection Policy. At least thirty
                     --------------------------------------
(30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such proposed change or amendment and, if such proposed change is reasonably likely to adversely affect the collectibility of the Receivables generally or materially decrease the credit quality of newly created Receivables generally, requesting the Buyer's consent thereto.

               (vii) Other Information. Promptly, from time to time, such other
                     -----------------
information, documents, records or reports relating to the Receivables originated by such Originator or the condition or operations, financial or otherwise, of such Originator as the Buyer may from time to time reasonably request in order to protect the interests of the Buyer under or as contemplated by this Agreement; provided, however, that the Buyer shall keep all such information which is not otherwise in the public domain confidential and require a confidentiality agreement from any third party that may properly request such information.

          (b)  Notices. Such Originator will notify the Buyer in writing of any
               -------
of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i)   Termination Events or Unmatured Termination Events. The
                     --------------------------------------------------
     occurrence of each Termination Event and each Unmatured Termination Event, by a statement of an Authorized Officer of such Originator.

               (ii)  Material Adverse Effect. The occurrence of any event or
                     -----------------------
     condition that has had, or is reasonably likely to have, a Material Adverse Effect.

               (iii) ERISA Events. The occurrence of any ERISA Event.
                     ------------

          (c)  Compliance with Laws and Preservation of Existence. Such
               --------------------------------------------------
Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply is not reasonably likely to have a Material Adverse Effect. Such Originator will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing is not reasonably likely to have a Material Adverse Effect.

          (d)  Audits. Such Originator will furnish to the Buyer from time to
               ------
time such information with respect to it and the Receivables sold by it as the Buyer may reasonably request. Such Originator will, from time to time during regular business hours as requested by the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee), upon not less than two (2) Business Days' prior written notice unless a Termination Event has occurred, permit the Buyer or their respective agents or representatives: (i) to examine and make copies of and abstracts from all Other Records in the possession or under the control of such Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts to the extent permitted by Section 1.5, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss, on a confidential basis, matters relating to such Originator's financial condition or the Receivables and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters.

          (e)  Keeping and Marking of Records and Books.
               ----------------------------------------

               (i) Such Originator will maintain or will cause the Servicer to maintain administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Originator will give, or will direct the Servicer to give, the Buyer notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) Such Originator will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend or code describing the Buyer's ownership interests in the Receivables and (B) upon the request of the Buyer following the occurrence of a Termination Event, mark each Invoice applicable to any Receivable sold by such Originator to the Buyer hereunder with a legend or code describing the Buyer's ownership thereof.

             (f)  Compliance with Contracts and Credit and Collection Policy.
                  ----------------------------------------------------------
Such Originator will timely (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables originated by it, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

             (g)  Ownership. Such Originator will take all necessary action to
                  ---------
establish and maintain, irrevocably, the Buyer's right, title and interest in and to the Receivables originated or acquired by such Originator and sold to the Buyer hereunder, and to keep the Receivables and associated Related Security, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of the Buyer (including, without limitation, the filing of all financing statements, continuation statements and/or financing statement amendments necessary under the UCC of all appropriate jurisdictions to perfect the Buyer's interest in such Receivables and Related Security to the extent such interest can be perfected by filing any of the foregoing under the UCC and such other action to perfect, protect or more fully evidence the interest of the Buyer as the Buyer may reasonably request).

             (h)  Lenders' Reliance. Such Originator acknowledges that creditors
                  -----------------
of the Buyer are relying upon the Buyer's identity as a legal entity that is separate from such Originator and its other Affiliates and agrees to take all reasonable steps to maintain the Buyer's identity as a separate legal entity and to make it manifest to third parties that the Buyer is an entity with assets and liabilities distinct from those of such Originator and its other Affiliates and not just a division thereof Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of the Buyer nor purport to own any of the Receivables or Related Security sold to the Buyer hereunder, and (ii) will conduct all business with the Buyer on terms reasonably believed by such Originator and the Buyer to be reasonably comparable to those applicable in transactions with an unaffiliated Person in similar circumstances.

             (i)  Taxes. To the extent not handled by Parent, such Originator
                  -----
will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Such Originator will pay when due any taxes payable in connection with the Receivables originated by it, exclusive of taxes on or measured by income or gross receipts of the Buyer and its assigns.

     Section 4.2  Negative Covenants of Originators. Until the date on which
                  ---------------------------------
this Agreement terminates in accordance with its terms, each Originator hereby covenants that:

             (a)  Name Change, Offices and Collection Records. Such Originator
                  -------------------------------------------
will not (i) change its state of organization, (ii) change its legal name, or
(iii) change its identity or
corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC), (iv) relocate its chief executive office (so long as its chief executive office determines the place of perfection of the Buyer's ownership interest in such Originator's Receivables), or (v) relocate any office where Collection Records are kept by or on behalf of such Originator unless, in each of the foregoing cases, it shall have: (A) given the Buyer at least 30 days' prior written notice thereof and (B) delivered to the Buyer all financing statements, instruments and other documents requested by the Buyer in connection with such change or relocation.

          (b)     Change in Payment Instructions to Obligors. Such Originator
                  ------------------------------------------
will not direct any Obligor on the Receivables sold by it to the Buyer hereunder to make payments to any location other than to one of the Buyer's Lock-Boxes or Collection Accounts listed on Exhibit III hereto as the same may be amended
                              -----------
from time to time by the Buyer upon not less than 30 days' prior written notice to the Originators.

          (c)     Modifications to Credit and Collection Policy. Such
                  ---------------------------------------------
Originator will not, and will not cause or authorize the Servicer to, make any material change to the Credit and Collection Policy that would materially decrease the collectibility of its Receivables generally.

          (d)     Sales, Liens. Such Originator will not sell, assign (by
                  ------------
operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or the Related Security, or upon or with respect to any Contract under which any Receivable arises, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Buyer provided for herein), and such Originator will defend the right, title and interest of the Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator.

          (e)     Accounting for Purchases. Such Originator will not account
                  ------------------------
for the transactions contemplated hereby in any manner other than the sale for financial accounting purposes by such Originator to the Buyer of the Receivables sold and transferred by such Originator on or after the Initial Cutoff Date through and including the Termination Date, together with the associated Related Security, except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.


                                   ARTICLE V
                              TERMINATION EVENTS

     Section 5.1  Termination Events. The occurrence of any one or more of the
                  ------------------
following events shall constitute a Termination Event:

          (a) Such Originator shall fail to make any payment or deposit required hereunder when due, or to perform or observe any term, covenant or agreement hereunder or under any other Transaction Document to which it is a party and such failure shall continue for 30 days after written notice of such failure is given.

          (b) Any representation, warranty, certification or statement made by such Originator in this Agreement, any other Transaction Document to which it is a party, or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; provided that the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold.

          (c) Failure of any Originator to pay any Indebtedness when due in excess of $25,000,000 ("Material Debt"); or the default by any Originator in the performance of any term, provision or condition contained in any agreement under which any Material Debt was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Material Debt to cause, such Indebtedness to become due prior to its stated maturity; or any Material Debt of any Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (d)     (i)    Any Originator or any of its Material Subsidiaries
shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against such Originator or any of its Material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Originator or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (d).

          (e)     A Change of Control shall occur.

          (f) One or more final judgments for the payment of money in an amount in excess of $25,000,000, individually or in the aggregate, shall be entered against any Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

          (g) The PBGC or Internal Revenue Service shall file any notice of lien on any of the Receivables or the Related Security.

     Section 5.2  Remedies. Upon the occurrence and during the continuation of a
                  --------
Termination Event, the Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator;

provided, however, that upon the occurrence of a Termination Event described in
Section 5.1(d), or of an actual or deemed entry of an order for relief with
--------------
respect to such Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by such Originator to the Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of the Buyer and, so long as the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.


                                  ARTICLE VI
                                INDEMNIFICATION

     Section 6.1  Indemnities, by Originators. Without limiting any other rights
                  ---------------------------
that the Buyer may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) the Buyer and its assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against and actually paid or actually incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by the Buyer of any interest in the Receivables originated by such Originator, excluding, however:

          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables originated by such Originator that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income or gross receipts of such Indemnified Party;

provided, however, that nothing contained in this sentence shall limit the liability of such Originator or limit the recourse of the Buyer to such Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses (a),

(b) and (c) above, each Originator shall indemnify the Buyer for Indemnified Amounts relating to or resulting from:

               (i) any representation or warranty made by such Originator (or any officers of such Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by such Originator pursuant hereto or thereto for which the Buyer has not received a Purchase Price Credit that shall have been false or incorrect when made or deemed made;

               (ii) the failure by such Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with goods or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or service related to such Receivable or the furnishing or failure to furnish such goods or services;

               (vi) any Collections received, directly or indirectly by an Originator (or its agent) which are not promptly remitted to Buyer;

               (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, such Originator's use of the proceeds of the Purchase from it hereunder, the ownership of the Receivables originated by such Originator or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable reflected in any Purchase Report as being an Eligible Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix)    any Termination Event described in Section 5.1(d);
                                                          --------------

                  (xi) any failure to vest and maintain vested in the Buyer, or to transfer to the Buyer, ownership of the Receivables originated by such Originator and purported to be conveyed to the Buyer hereunder, together with the associated Related Security, in each case, free and clear of any Adverse Claim;

                  (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or the applicable laws of Canada with respect to any Receivable originated by such Originator and the Related Security with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase from such Originator hereunder or at any subsequent time;

                  (xiii) any action or omission by such Originator which impairs the rights of the Buyer with respect to any Receivable or reduces the value of any such Receivable (for any reason other than the application of Collections thereto or charge-off of any Receivable as uncollectible) unless the Buyer has received a Purchase Price Credit therefor; and

                  (xiv) the failure of any Receivable reflected as an Eligible Receivable on any Purchase Report prepared by such Originator to be an Eligible Receivable at the time acquired by the Buyer.

     Section 6.2  Other Costs and Expenses. Each Originator shall pay to the
                  ------------------------
Buyer on demand all reasonable costs and out-of-pocket expenses actually incurred in connection with the preparation, execution and delivery of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. In addition to the foregoing, each Originator shall pay, on demand, any and all reasonable costs and expenses, including reasonable counsel fees and expenses, actually incurred by the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) in connection with (i) any amendment to or waiver of this Agreement, and/or (ii) the enforcement of this Agreement and the other documents delivered hereunder following a Termination Event.

                                  ARTICLE VII
                                 MISCELLANEOUS

     Section 7.1  Waivers and Amendments.
                  ----------------------

          (a) No failure or delay on the part of the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

     Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and the Buyer and, to the extent required under the Credit and Security Agreement, the Agent and the Liquidity Banks or the Required Liquidity Banks. At any time while the Credit and Security Agreement remains in effect, any material amendment, supplement, modification or waiver will require satisfaction of the Rating Agency Condition.

     Section 7.2  Notices. All communications and notices provided for hereunder
                  -------
shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.
                  -----------

     Section 7.3  Protection of Ownership Interests of the Buyer.
                  ----------------------------------------------

          (a) Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) may request, to perfect, protect or more fully evidence the interest of the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) hereunder, or to enable the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) to exercise and enforce their rights and remedies hereunder. At any time following a Termination Event, the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) may, at such Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of the ownership interests of the Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) or the Buyer's (or such assigns') designee.

          (b) If any Originator fails to perform any of its obligations hereunder, the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) may (but shall not be required to) perform, or cause performance of, such obligations, and the Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by such Originator as provided in Section 6.2. Each Originator irrevocably
                                  ------------
authorizes the Buyer (and, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) at any time and from time to time in the sole discretion of the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as Buyer's assignee), and appoints the Buyer (and, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) as its attorney(ies)-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor, in the event such Originator fails to timely execute, and to file financing statements necessary in the Buyer's my time while the Credit and Security Agreement remains in effect, the Agent's) reasonable opinion to perfect and to maintain the perfection and priority of the interest of the in the Receivables originated by such Originator and (ii) in the event such Originator fails to deliver any financing statement requested pursuant to the preceding clause (i), to file a carbon photographic or other reproduction of this Agreement or any financing statement with respect to receivables as a financing statement in such offices as the Buyer (or, at any time the Credit Security Agreement remains in effect, the Agent as the Buyer's assignee) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of the Buyer's interest in such Receivables. This appointment is coupled with an interest and is able.

     Section 7.4  Confidentiality.
                  ---------------

          (a) Each Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter (under and as defined in the Credit and Security Agreement) and the electronic models and files (including electronic files containing model accounting entries for securitization transactions) provided by the Agent or Blue Ridge in connection with the Credit and Security Agreement, provided, however, such information may be disclosed to third parties to the extent such disclosure is (i) required to comply with any applicable law (including federal and state securities laws) or order of any judicial or administrative proceeding, or (ii) required in response to any summons or subpoena or in connection with any litigation, provided, further, that such Originator inform such person that such information is sensitive, proprietary and confidential. Notwithstanding the foregoing, each Originator shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such Originator or its Affiliates.

          (b) The Buyer (and, accordingly, each of its assigns) shall maintain, shall cause each of its employees, officers and agents to maintain, and shall require the Lenders to maintain and to cause each of their respective employees, officers and agents to maintain, the confidentiality of any information obtained by it in respect of the Receivables (including, without limitation, credit losses and delinquency levels) and any other proprietary or confidential information with respect to Parent, the Obligors, the Receivables, the Originators and the Servicer in communications with third parties; provided, however, such information may be disclosed to third parties to the extent such disclosure is (i) required to comply with any applicable law (including federal and state securities laws) or order of any judicial or administrative proceeding, or (ii) required in response to any summons or subpoena or in connection with any litigation, or (iii) to any Person specified in Section 14.5 of the Credit and Security Agreement on the terms set forth therein.

     Section 7.5  Bankruptcy Petition.
                  -------------------

          (a) Each Originator and the Buyer covenant and agree that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (b) Each Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of the Buyer under the Credit and Security Agreement, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 7.6  CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED
                  -------------
IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF GEORGIA.

     Section 7.7  CONSENT TO JURISDICTION. ORIGINATOR HEREBY IRREVOCABLY SUBMITS
                  -----------------------
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 7.8  WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY
                  --------------------
APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 7.9  Integration; Binding Effect; Survival of Terms.
                  ----------------------------------------------

          (a) The Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the sale and collection of the Receivables and Related Security and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings with respect to the sale and collection of the Receivables and Related Security.

          (b) Nothing contained herein or in any other Transaction Document shall be deemed to prohibit or limit any merger or consolidation of an Originator with another Originator so long as any necessary financing statements are filed, promptly after the effectiveness of such merger or consolidation, under the UCC in all jurisdictions necessary to make the representations and warranties contained in this Agreement true and correct after giving effect to such merger or consolidation. This Agreement shall be binding upon and inure to the benefit of the Originators, the Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Buyer; provided, however, that no consent of the Buyer shall be required in connection with an assignment by operation of law to the surviving Originator in a merger or consolidation described in the first sentence of this Section 7.9(b). The Buyer may pledge or assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator. Without limiting the foregoing, each Originator acknowledges that the Buyer, pursuant to the Credit and Security Agreement, may grant to the Agent for the benefit of the Secured Parties (under and as defined in the Credit and Security Agreement), a security interest in the Buyer's rights, remedies, powers and privileges hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article II; (ii) the indemnification
                                            ----------
and payment provisions of Article VI; and (iii) Section 7.4 shall be continuing
                          ----------            -----------
and shall survive any assignment or termination of this Agreement.

     Section 7.10 Counterparts; Severability; Section References. This Agreement
                  ----------------------------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                           (Signature pages follows)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof in Wilmington, Delaware.

                                      MOHAWK CARPET CORPORATION


                                      By: __________________________
                                      Name:     Sidney J. Frost
                                      Title:    Vice President and Treasurer

                                      Address:  160 S. Industrial Blvd.
                                                Calhoun, GA 30703
                                                Attn: Sidney J. Frost
                                                Phone: (706) 624-2239
                                                Fax:   (706) 625-3851

                                      MOHAWK COMMERCIAL, INC.


                                      By: __________________________
                                      Name:     Sidney J. Frost
                                      Title:    Vice President and Treasurer

                                      Address:  160 S. Industrial Blvd.
                                                Calhoun, GA 30703
                                                Attn: Sidney J. Frost
                                                Phone: (706) 624-2239
                                                Fax:   (706) 625-3851


                                      DURKAN PATTERNED CARPETS, INC.


                                      By: __________________________
                                      Name:     Sidney J. Frost
                                      Title:    Vice President, Treasurer and
                                                Secretary

                                      Address:  160 S. Industrial Blvd.
                                                Calhoun, GA 30703
                                                Attn: Sidney J. Frost
                                                Phone: (706) 624-2239
                                                Fax:   (706) 625-3851

                               MOHAWK FACTORING, INC.


                               By: __________________________
                               Name:     Linda Bubacz
                               Title:    Assistant Treasurer and Secretary

                                         Address:  300 Delaware Ave.
                                                   Suite 1273 C
                                                   Wilmington, Delaware 19801
                                                   Attn: Linda Bubacz
                                                   Phone: (302) 552-3100
                                                   Fax:   (302) 552-3128

                                   Exhibit I

                                  Definitions
                                  -----------

     This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof).

     "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

     "Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Agreement" means the Receivables Purchase and Sale Agreement, dated as of October 25, 2000, among Originators and the Buyer, as the same may be amended, restated or otherwise modified.

     "Blue Ridge" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank offering market.

     "Buyer" has the meaning set forth in the preamble to the Agreement.

     "Calculation Period" means each fiscal month of the Buyer or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchases hereunder and the final Calculation Period shall terminate on the Termination Date. For purposes of the use of this term in other definitions in Exhibit I to this Agreement, Calculation Periods occurring prior to the date of the Purchases hereunder shall mean a fiscal month of the Buyer.

     "Canadian Receivable" means a Receivable owing from an Obligor domiciled in, or organized under the laws of, Canada or one of its political subdivisions.

     "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of Parent, or Parent ceases to own, directly or indirectly, all of the outstanding shares of voting stock of each Originator.

     "Collection Accounts" means those accounts shown on Exhibit III, as the
                                                         -----------
same may be amended from time to time by the Buyer in accordance with the terms hereof.

     "Collection Records" means, with respect to any Receivable, all Invoices and all other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to amounts paid on or owing in respect of such Receivable.

     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

     "Collection Services Agreement" means that certain Servicing Agreement dated as of October 25, 2000 by and between the Buyer and Mohawk Servicing, Inc., as Servicer, providing for the collection and servicing of all Receivables held by the Buyer.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

     "Contract" means, with respect to any Receivable, any and all instruments and agreements, if any, pursuant to which such Receivable arises but excluding any Invoice.

     "Credit and Collection Policy" means each Originator's credit and collection policies and practices relating to Contracts and Receivables existing on and as administered historically prior to the date hereof and summarized in
Exhibit V, as modified from time to time in accordance with the Agreement.

     "Credit and Security Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Default Fee" means a per annum rate of interest equal to the sum of (i) the Prime Rate, plus (ii) 2% per annum.

     "Defaulted Receivable" means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the Credit and Collection Policy, would be written off Originator's books as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

     "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 31-60 days from the original due date for such payment.

     "Discount Factor" means a percentage calculated to provide the Buyer with a reasonable return on its investment in the Receivables originated by each Originator after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Originator and the Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to such Calculation Period during which such Originator and the Buyer agree to make such change.

     "Durkan" has the meaning set forth in the preamble to the Agreement.

     "Eligible Receivable" means, at any time, a Receivable:

          (i) the Obligor of which (a) if a natural person, is a resident of the United States or Canada or, if a corporation or other business organization, is organized under the laws of the United States, Canada or any political subdivision of the United States or Canada and has its chief executive office in the United States or Canada; (b) is not an Affiliate of any of the parties hereto; and (c) is not a government or a governmental subdivision or agency; provided, however, that in no event may the sum of 100% of all Canadian Receivables denominated in United States Dollars that are included as Eligible Receivables plus 85% of all Canadian Receivables denominated in Canadian Dollars that are included as Eligible Receivables exceed 3% of total Receivables at any time,

          (ii)    which is not a Defaulted Receivable,

          (iii) which was not a Delinquent Receivable on (A) the date of Purchase (if such Receivable was in existence on the Initial Cutoff Date), or (B) the date on which such Receivable came into existence (in all other cases),

          (iv) which (A) by its terms is due and payable within 91 days of the original billing date therefor, (B) has not had its payment terms extended more than once, and (C) will not, when added to all other Eligible Receivables, cause the weighted average of the payment terms for all Eligible Receivables to exceed 50 days,

          (v) which is an "account," a "general intangible" or "chattel paper" within the meaning of Article 9 of the UCC in the applicable jurisdiction, and is not evidenced by an "instrument" within the meaning of
     Article 9 of the UCC,

          (vi) which is denominated and payable only in United States Dollars or Canadian Dollars in the United States or Canada,

          (vii) which is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms,

          (viii) which (A) does not require the Obligor's consent to the transfer, sale, pledge or assignment of the rights of the applicable Originator under the applicable Contract or Invoice and (B) does not contain a confidentiality provision that purports to restrict the ability of the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) to exercise its rights under this Agreement, including, without limitation, its right to review the Contract or Invoice applicable thereto,

          (ix) which represents an obligation to pay a specified sum of money, contingent only upon (A) the sale of goods or the provision of services by the applicable Originator (which sale has been consummated or services have been performed), and (B) satisfaction by such Originator of any applicable warranty claims which have not yet been made or asserted,

          (x) which does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy),

          (xi) which satisfies all applicable requirements of the applicable Credit and Collection Policy,

          (xii) which was generated in the ordinary course of the applicable Originator's business,

          (xiii) which arises solely from the sale (and not the lease) of goods or the provision of services to the related Obligor by the applicable Originator or a predecessor to such Originator, and not by any other Person (in whole or in part),

          (xiv) which is not the subject of, to the Originator's knowledge, any dispute, counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such

     Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and provided, further, that Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned Subsidiary of such Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Buyer (and, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee), that such Receivables shall not be subject to such offset,

          (xv) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and

          (xvi) as to which each of the representations and warranties contained in Sections 2.1(i), (1) and (s) is true and correct.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Originator within the meaning of Section 4 14(b) or (c) of the Code (and Sections 4 14(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by any Originator or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Originator or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 404 IA of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer

Plan; or (f) the imposition of any liability under Tide IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Originator or any ERISA Affiliate.

     "Factored Receivable" means, with respect to any Originator, any right to payment for goods sold or services performed by such Originator existing on or after the Initial Cutoff Date which is sold or pledged to any factor and designated on such Originator's accounting system with code "C", "D", "S", "I" or any other code identified as such in writing by the Originator to the Buyer (and, as long as the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee), or which directs that payment be made to a factor other than the Buyer.

     "Finance Charges" means, with respect to any Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "Initial Cutoff Date" means the close of business on the Business Day immediately prior to the date hereof.

     "Invoice" means any paper or electronic invoice evidencing any Receivable.

     "Lock-Boxes" means those lock-boxes shown on Exhibit III, as the same may
                                                  -----------
be amended from time to time by the Buyer in accordance with the terms hereof.

     "Material Adverse Effect" means a material adverse effect on (i) the financial condition or results of operations of Parent and its Subsidiaries, considered as a whole, (ii) the ability of any Originator to perform its obligations under this Agreement or any other Transaction Document to which such Originator is a party, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document to which such Originator is a party,
(iv) any Originator's, the Buyer's, the Agent's or any Lender's interest in the Receivables generally or in any significant portion of the Receivables or the Related Security with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Material Subsidiary" means, as of the date of any determination thereof, any Subsidiary that either: (a) owns assets having a book value equal to or greater than 5% of the consolidated total assets shown on the consolidated balance sheet of Parent and its consolidated subsidiaries, or (b) had net income for any prior period of four consecutive fiscal quarters equal to or greater than 5% of the Parent's and its consolidated subsidiaries consolidated net income shown on the statements of earnings for the same four fiscal quarter period.

     "Mohawk Carpet" has the meaning set forth in the preamble to the Agreement.

     "Mohawk Commercial" has the meaning set forth in the preamble to the Agreement.

     "Monthly Reporting Date" means the 18th day of each calendar month hereafter (or if any such day is not a Business Day, the next succeeding Business Day thereafter).

     "Multiemployer Plan" means a "multiemployer plan," within the meaning of
Section 4001(a)(3) of ERISA, to which any Originator or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

     "Obligor" means a Person obligated to make payments on a Receivable.

     "Organizational Documents" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

     "Original Balance" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

     "Originator" has the meaning set forth in the preamble to the Agreement.

     "Other Records" means, with respect to any Receivable: (a) all Contracts and (b) all other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to the creditworthiness of any Obligor in respect thereof.

     "Outstanding Balance" of any Receivable at any time means then outstanding principal balance thereof.

     "Parent" means Mohawk Industries, Inc., a Delaware corporation, and its successors.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Originator sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Originator or any of its ERISA Affiliates sponsors or maintains or to which any Originator or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

     "Purchase" means the purchase by the Buyer from an Originator pursuant to
Section 1.1(a) of the Agreement of the Receivables originated by such Originator
--------------
and the Related Security related thereto, together with all related rights in connection therewith.

     "Purchase Price" means, with respect to the Purchase from each Originator, the aggregate price to be paid by the Buyer to such Originator for such Purchase in accordance with Section 1.2 of the Agreement for the Receivables originated
                   -----------
by such Originator and the associated Related Security being sold to the Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with
Section 1.3 of the Agreement.
-----------

     "Purchase Price Credit" has the meaning set forth in Section 1.3 of the
                                                          -----------
Agreement.

     "Purchase Report" has the meaning set forth in Section 1.1(b) of the
                                                    --------------
Agreement.

     "Rating Agency Condition" means, at any time the Credit and Security Agreement remains in effect, the Rating Agency Condition as defined therein.

     "Receivable" means all indebtedness and other obligations owed to an Originator, at the times it arises and before giving effect to any transfer or conveyance under the Agreement, arising in connection with the sale of goods or the rendering of services by such Originator or a predecessor (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper or general intangible) together with the obligation, if any, to pay any Finance Charges with respect thereto and all proceeds thereof; provided, however, in no event shall the term "Receivable" include any Factored Receivable or any Receivable coming into existence after the Termination Date. All Receivables are identified with the legend paid to

Buyer or similar language. For purposes of this Agreement, indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

          "Related Security" means, with respect to any Receivable:

               (i) all of the applicable Originator's interest, if any, in the goods (including returned or repossessed goods), the sale of which by such Originator gave rise to such Receivable,

               (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, together with all financing statements and security agreements describing any collateral securing such Receivable,

               (iii) all guaranties, letters of credit, credit insurance and other agreements or arrangements of whatever character from time to time supporting payment of such Receivable,

               (iv) all service contracts and agreements, if any, associated with such Receivable,

               (v)     all Collections, and

               (vi) all other proceeds and insurance proceeds of any of the foregoing or of any Receivable.

          "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Responsible Financial Officer" of Parent means any of its chief financial officer, vice president & corporate controller or vice president & treasurer, acting singly.

          "Servicer" means Mohawk Servicing, Inc. and its permitted successors and assigns.

          "Settlement Date" means the second Business Day after each Monthly Reporting Date.

     "Termination Date" means the earliest to occur of (i) the date on which the Buyer is unable to pay the Purchase Price for any Receivable in accordance with
Section 1.2, (ii) the Business Day immediately prior to the occurrence of a
-----------
Termination Event set forth in Section 5.1(d), (iii) the Business Day specified
                               --------------
in a written notice from the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee) to the Originators following the occurrence of any other Termination Event, (iv) the date which is 5 Business Days after the Buyer's receipt of written notice from any Originator that it wishes to terminate sales under this Agreement, and (v) the date which is 5 Business Days after each Originator receives written notice that the Buyer wishes to terminate purchases under this Agreement.

     "Termination Event" has the meaning set forth in Section 5.1 of the
                                                      -----------
Agreement.

     "Transaction Documents" means, collectively, this Agreement, the Collection Services Agreement, and all Purchase Reports.

     "Unmatured Termination Event" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Georgia, and not specifically defined herein, are used herein as defined in such
Article 9.

                                  Exhibit II
                                  ----------

             Places of Business; Locations of Collection Records;
             ----------------------------------------------------
            Federal Employer Identification Number(s); Other Names
            ------------------------------------------------------

Places of Business:

Mohawk Carpet Corporation                    Durkan Patterned Carpets, Inc.
FEI# 58-2185429                              FEI# 58-1729913
Address:                                     Address:
160 S. Industrial Blvd.                      160 S. IndustriBlvd.
Calhoun, GA 30703                            Calhoun, GA 30703

Mohawk Commercial, Inc.
FEI# 58-2357716
Address:
160 S. Industrial Blvd.
Calhoun, GA 30703


Location of Collection Records:

Mohawk Servicing, Inc                        Mohawk Servicing, Inc.
235 Industrial Blvd.                         160 S. Industrial Blvd.
Chatsworth, GA 30705                         Calhoun, GA 30703


Federal Employer Identificati on Number:

Mohawk Carpet Corporation                    Durkan Patterned Carpets, Inc.
FEI # 58-2185429                             FEI# 58-1729913

Mohawk Commercial, Inc.
FEI# 58-2357716

Legal, Trade and Assumed Names:

Alladin Mills                              Insignia

World Contract                             Sunrise

Mohawk Commercial                          Hamilton

IMAGE                                      Cyboney

Galaxy                                     Mohawk Rug & Textile

Merit Hospitality                          Ultra Weave

Custom Weave                               Durkan Commercial

Wunda Wave                                 American Weavers

Mohawk International

Karastan

Alliance Pad

Mohawk Non-Woven

Mohawk Carpet

World

Diamond

Durkan Patterned Carpet

Rug & Textile Group

Aladdin Rug

Townhouse

New Mark & James

J MAR

American Rug Craftsman

Horizon

Alexander Smith

Bigelow

Harbinger

Helios

Delaware Valley Wool ________

Greenville Yarn

Burton Rug

                                  EXHIBIT III

                      Lock-Boxes and Collection Accounts

----------------------------------------------------------------------------------------
                       BUYER'S                        RELATED COLLECTION ACCOUNT
                       -------                        --------------------------
                      LOCK-BOX                               OF BUYER
                      --------                               --------
----------------------------------------------------------------------------------------
P.O. Box 91157                                        Account No. 8188602028 at
Chicago, IL 60693-1157                                Bank of America in Chicago, Illinois
                                                      ABA No. 071000039
-----------------------------------------------------------------------------------------
P.O. Box 99312                                        Account No. 8188602028 at
Chicago, IL 60693-9312                                Bank of America in Chicago, Illinois
                                                      ABA No. 071000039
-----------------------------------------------------------------------------------------
P.0. Box 98808                                        Account No. 8188602028 at
Chicago, IL 60693-8808                                Bank of America in Chicago, Illinois
                                                      ABA No. 071000039
-----------------------------------------------------------------------------------------
P.O. Box 101450                                       Account No. 12420855 at
Atlanta, GA 30392-1450                                Wachovia in Atlanta, GA
                                                      ABA No. 061000010
-----------------------------------------------------------------------------------------
P.O. Box 751487                                       Account No. 12420855 at
Charlotte, NC 28275-1487                              Wachovia in Charlotte, NC
                                                      ABA No. 061000010
-----------------------------------------------------------------------------------------
P.O. Box 951495                                       Account No. 12420855 at
Dallas, TX 75395-1495                                 Wachovia in Dallas, TX
                                                      ABA No. 061000010
-----------------------------------------------------------------------------------------
P.O. Box 101804                                       Account No. 13244224 at
Atlanta, GA 30392-1804                                Wachovia in Atlanta, GA
                                                      ABA No. 061000010
-----------------------------------------------------------------------------------------
P.O. Box 751075                                       Account No. 13244224 at
Charlotte, NC 28275-1487                              Wachovia in Charlotte, NC
                                                      ABA No. 061000010
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
P.O. Box 951495                                             Account No. 13244224 at
Dallas, TX 75395-1495                                       Wachovia in Dallas, TX
                                                            ABA No. 061000010
---------------------------------------------------------------------------------------------------------
Unit 80033 (for Canadian funds)                             Bank of Montreal Account No. 3144-
P.O. Box 5600, Station Main                                 1014450 at Bank of Montreal in
Burlington, Ontario, Canada L7R4X3                          Burlington, Ontario
---------------------------------------------------------------------------------------------------------
Unit 00067 (for Canadian funds)                             Bank of Montreal Account No. 3144-
P.O. Box 2488, Station M                                    1014450 at Bank of Montreal in Calgary,
Calgary, Alberta, Canada T2P4W2                             Alberta
---------------------------------------------------------------------------------------------------------
Unit 980033 (for US Dollars)                                Bank of Montreal Account No. 3144-
P.O. Box 5600, Station Main                                 4503209 at Bank of Montreal in
Burlington, Ontario, Canada L7R4X3                          Burlington, Ontario
---------------------------------------------------------------------------------------------------------
Unit 800067 (for US Dollars)                                Bank of Montreal Account No. 3144-
P.O. Box 2488, Station M                                    4503209 at Bank of Montreal in Calgary,
Calgary, Alberta, Canada T2P4W2                             Alberta
---------------------------------------------------------------------------------------------------------

The foregoing may be changed by the Buyer at any time upon 30 days prior written notice to each Originator.

                                  Exhibit IV
                                  ----------

                        Form of Compliance Certificate
                        ------------------------------


          This Compliance Certificate is furnished pursuant to that certain Receivables Purchase and Sale Agreement dated as of October 25, 2000, among Mohawk Carpet Corporation, Mohawk Commercial, Inc., Durban Patterned Carpets, Inc., and Mohawk Factoring, Inc. (as amended, restate or otherwise modified from time to time in accordance with the Transaction Documents, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                   THE UNDERSIGNED HEREBY CERTIFIES TIM T:

          1. I am the duly elected _______________ and, accordingly, a Responsible Financial Officer, of Mohawk Industries, Inc., a Delaware corporation (the "Parent").

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

          [4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Parent and its Subsidiaries have taken, is taking, or proposes to take with respect to each such condition or event: ___________________].

          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ________, 200_.

                                                    ___________________________
                                                    [Name]

                                   Exhibit V
                                   ---------

                         Credit and Collection Policy
                         ----------------------------

                                 [attach copy]

                                  Exhibit VI
                                  ----------

                           [Form of] Purchase Report
                           ------------------------

         For the Calculation Period beginning [date] and ending [date]

                                    ------


TO:  THE BUYER
CC:  (WHILE THE CREDIT AND SECURITY AGREEMENT REMAINS IN EFFECT)
THE AGENT
FROM:  [INSERT ORIGINATOR NAME]

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Balance of all
Receivables sold during the period:                           $ _____________                                               A
------------------------------------------------------------------------------------------------------------------------------------
Less:   Aggregate Outstanding Balance of all
Receivables sold during such period which
were not Eligible Receivables on the date
when sold:                                                    ($ ___________)                                              (B)
------------------------------------------------------------------------------------------------------------------------------------
Equals: Aggregate Outstanding Balance of all
Eligible Receivables sold during the
period (A-B):                                                                                       $ __________           =C
------------------------------------------------------------------------------------------------------------------------------------
Less:   Purchase Price discount during the
Period:                                                       ($ ___________)                                              (D)
------------------------------------------------------------------------------------------------------------------------------------
Equals: Gross Purchase Price Payable
during the period (C -- D)                                                                          $ __________           =E
------------------------------------------------------------------------------------------------------------------------------------
Less:   Total Purchase Price Credits arising                                                                               (F)
during the Period:                                            ($ ___________)
------------------------------------------------------------------------------------------------------------------------------------
Equals: Net Purchase Price payable during
the Period (E -- F):                                                                                $ __________           =G
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash Purchase Price Paid to Originator                                                                                      H
during the period:                                            ($ ___________)
------------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby represents and warrants that the information set forth above is accurate and complete as of the last day of the Calculation Period set forth above.

                    [ORIGINATOR NAME]


                    By:  _______________________________________________
                            Name:
                            Title:

                                  Schedule A
                                  ----------

                      DOCUMENTS TO BE DELIVERED TO BUYER
              ON OR PRIOR TO THE INITIAL PURCHASE OF RECEIVABLES

1. Executed copies of the Receivables Purchase and Sale Agreement, duly executed by the parties thereto.

2. Copy of each Credit and Collection Policy to attach to the Receivables Purchase and Sale Agreement as an Exhibit.

3.   A certificate of each Originator's [Assistant] Secretary certifying:

            (a) A copy of the Resolutions of the Board of Directors of such Originator, authorizing Originator's execution, delivery and performance of the Receivables Purchase and Sale Agreement and the other documents to be delivered by it thereunder;

            (b) A copy of the Organizational Documents of such Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of such Originator on or within thirty (30) days prior to closing);

            (c) Good Standing Certificates for such Originator issued by the Secretaries of State of its state of incorporation and the State of Georgia; and

            (d) The names and signatures of the officers authorized on its behalf to execute the Receivables Purchase and Sale Agreement and any other documents to be delivered by it thereunder.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Originator from the following jurisdictions:

            a.   State of Delaware

            b.   Superior Court Clerk's Cooperative Authority (State of Georgia)

            c.   Superior Court Clerk's Office in the following Georgia
                 Counties:

                 (i)    Gordon

                 (ii)   Murray

                 (iii)  Whitfield

5. Duly executed UCC financing statements, in form appropriate for filing in all jurisdictions as may be necessary or, in the opinion of the Buyer (or, at any time the Credit and Security Agreement remains in effect, the Agent as the Buyer's assignee), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the transfer of the ownership interests contemplated by the Receivables Purchase and Sale Agreement.

6. Duly executed UCC termination statements, in form suitable for filing, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts Related Security previously granted by each Originator.

7. A favorable opinion of legal counsel for each Originator licensed to give opinions under Georgia law reasonably acceptable to the Buyer (and the Agent, as the Buyer's assignee) as to the following:

          (a) Such Originator is a corporation duly organized, validly existing, and it good standing under the laws of the State of Delaware.

          (b) Such Originator has all requisite authority to conduct its business in the jurisdiction where it maintains its chief executive office.

          (c) The execution and delivery by such Originator of the Receivables Purchase and Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such Originator and will not:

          (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

          (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator; or

          (iii) result in the creation or imposition of any Adverse Claim on assets of such Originator or any of its Subsidiaries (except as contemplated by the Receivables Purchase and Sale Agreement).

          (d) The Receivables Purchase and Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by such Originator and constitutes the legally valid, and binding obligation of such Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

          (e) In the event that the Receivables Purchase and Sale Agreement is held to create a transfer for security purposes rather than a true sale or other outright assignment, the provisions of the Receivables Purchase and Sale Agreement are effective to create valid security interests in favor of the Buyer in all of such Originator's right, title and interest in and to the Receivables described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "Opinion Collateral").

          (f) Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of the Buyer in the Opinion Collateral will be perfected and assigned of record to the Agent.

          (g)  Based solely on our review of the UCC Search Reports and assuming
(i) the filing of the Financing Statements and payment of the required filing fees in accordance with paragraph (f) and (ii) the absence of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements and other customary exhibits, the security interest of the Buyer in the Opinion Collateral is prior to any security interest granted in the Opinion Collateral by such Originator, the priority of which is determined solely by the filing of a financing statement in the [describe filing offices].

          (h) To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against such Originator which would materially adversely affect the ability of such Originator to perform its obligations under the Receivables Purchase and Sale Agreement.

          (i) Such Originator is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

8. A "true sale" opinion and "substantive consolidation" opinion of counsel for Originator with respect to the transactions contemplated by the Receivables Purchase and Sale Agreement.

9. A Certificate of a Responsible Financial Officer of each Originator certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

10. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Purchase and Sale Agreement./1/

11.  A copy of the Servicing Agreement duly executed by the parties thereto.


________________
/1/ Per Alston & Bird, no consents / waivers are needed.